                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



As independent public accountants, we hereby consent to the incorporation by reference of our report dated June 25, 1999, included in this Form 11-K, into the Company's previously filed registration statements on Form S-8 (File No. 333-36735, File No. 333-39581, and File No. 333-75615).

                                        /s/ Arthur Andersen LLP



Baltimore, Maryland

June 25, 1999